Exhibit 10.5

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This SECOND AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of May 11, 2012, by and among COLONIAL REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Agent”).

WHEREAS, the Borrower, the Lenders, and the Agent have entered into that certain Term Loan Agreement dated as of July 22, 2011, as amended by that First Amendment to Term Loan Agreement, dated as of March 30, 2012 (as so amended and in effect immediately prior to the effectiveness of this Amendment, the “Term Loan Agreement”); and

WHEREAS, the Borrower has informed the Agent and the Lenders that the Borrower is entering into that certain Term Loan Agreement, dated as of May 11, 2012, by and among the Borrower, each of the lenders party thereto, and U.S. Bank National Association, as Administrative Agent, and in connection therewith has requested that the Agent and Lenders agree to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Term Loan Agreement. The parties hereto agree that the Term Loan Agreement is amended as follows:

(a)    The Term Loan Agreement is amended by adding the definition of “2012 Term Loan Agreement” to Section 1.1. thereof in the appropriate alphabetical location:

“2012 Term Loan Agreement” means that certain Term Loan Agreement dated as of May 11, 2012, by and among Borrower, each of the lenders party thereto, and U.S. Bank National Association, as Administrative Agent.

(b)    The Term Loan Agreement is amended by restating subsections (b) and (c) of Section 9.5 in their entirety as follows:

(b)    The Borrower shall not, and shall not permit any other Obligor or any Subsidiary of Borrower or any other Obligor to, enter into, assume or otherwise be bound by any Negative Pledge except for any Negative Pledge contained in (x) the Revolving Credit Agreement, the 2012 Term Loan Agreement or this Agreement or (y) any agreement (i) evidencing Indebtedness which Borrower or such Subsidiary or Obligor may create, incur, assume, or permit or suffer to exist under Section 9.2, (ii) which Indebtedness is secured by a Lien permitted to exist pursuant to this Agreement, and (iii) which prohibits the creation of any other Lien on only the property securing such Indebtedness as of the date such agreement was entered into.

(c)    The Borrower shall not, and shall not permit any other Obligor or any Subsidiary of Borrower or any other Obligor to, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on (i) the ability of Borrower, any other Obligor or any Subsidiary of Borrower or any other Obligor to: (A) pay dividends or make any other distribution on any of such Person's capital stock or other equity interests owned by the Borrower, any other Obligor, or any of their respective Subsidiaries, (B) pay any Indebtedness owed to Borrower, any other Obligor, or any of their respective Subsidiaries, (C) make loans or advances to Borrower, any other Obligor, or any of their respective Subsidiaries, or (D) transfer any of its property or assets to Borrower, any Obligor, or any of their respective Subsidiaries, or (ii) the ability of Borrower or any other Obligor to pledge the Unencumbered Assets as security for the Obligations, except for any such encumbrances and restrictions described in clauses (i) or (ii) of this section, if any, as may be contained in the Revolving Credit Agreement, the 2012 Term Loan Agreement, this Agreement, or any other agreement (A) evidencing Indebtedness which Borrower or such Subsidiary or Loan Party may create, incur, assume or permit or suffer to exist under Section 9.2, and (B) which contains encumbrances and restrictions imposed in connection with such Indebtedness that are either substantially similar or less restrictive to the encumbrances and restrictions set forth in Section 9.5 or Section 9.6 herein.

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)a counterpart of this Amendment duly executed by the Borrower, the Requisite Lenders, and the Agent;

(b)    the Guarantor Acknowledgment substantially in the form of Exhibit A attached to this Amendment duly executed by each existing Guarantor;

(c)    evidence satisfactory to the Agent that contemporaneously with the execution and delivery of this Amendment, the Revolving Credit Agreement has also been amended on substantially similar terms as this Amendment and that the 2012 Term Loan Agreement has been executed and delivered by the parties thereto; and

(d)    such other documents, instruments and agreements as the Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Agent and the Lenders that:

(a)    Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Term Loan Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as (i) the enforceability thereof may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally and (ii) the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein and therein may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Obligor; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of Borrower or any other Obligor, or any indenture, agreement or other instrument to which the Borrower or any other Obligor is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Obligor.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations. The Borrower hereby repeats and reaffirms all representations and warranties made by the Borrower and the other Obligors to the Agent and the Lenders in the Term Loan Agreement and the other Loan Documents on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full.

Section 5. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment.
Section 6. Expenses. The Borrower shall reimburse the Agent upon demand for all reasonable out-of-pocket costs and expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Term Loan Agreement as amended by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to Term Loan Agreement to be executed as of the date first above written.

BORROWER:

COLONIAL REALTY LIMITED PARTNERSHIP

By: Colonial Properties Trust, an Alabama Trust,
its General Partner

By: /s/ Jerry A. Brewer
Name: Jerry A. Brewer
Title: Executive Vice President - Finance

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AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Agent and as a Lender

By: /s/ Winita Lau
Name: Winita Lau
Title: Vice President

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PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By: /s/ Andrew T. White
Name: Andrew T. White
Title: Senior Vice President

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U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By: /s/ Lee Hord
Name: Lee Hord
Title: Vice President

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CAPITAL ONE, N.A., as a Lender

By: /s/ Ashish Tandon
Name: Ashish Tandon
Title: Vice President, REIT Finance Group

EXHIBIT A

FORM OF GUARANTOR ACKNOWLEDGEMENT

THIS GUARANTOR ACKNOWLEDGEMENT dated as of May __, 2012 (this “Acknowledgement”) executed by the undersigned (the “Guarantor”) in favor of Wells Fargo Bank, National Association, as Administrative Agent (the “Agent”) and each “Lender” a party to the Term Loan Agreement referred to below.

WHEREAS, the Borrower, the Lenders, and the Agent have entered into that certain Term Loan Agreement dated as of July 22, 2011, as amended by that First Amendment to Term Loan Agreement, dated as of March 30, 2012 (as in effect immediately prior to the effectiveness of the Second Amendment referred to herein, the “2011 Term Loan Agreement”); and

WHEREAS, the Guarantor is a party to that certain Guaranty dated as of July 22, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), pursuant to which it guarantied, among other things, the Borrower's obligations under the Term Loan Agreement on the terms and conditions contained in the Guaranty;

WHEREAS, the Borrower has informed the Agent and the Lenders that the Borrower is entering into that certain Term Loan Agreement, dated as of __________, by and among the Borrower, each of the lenders party thereto, and U.S. Bank National Association, as Administrative Agent (as amended, restated or modified from time to time, the “2012 Term Loan Agreement”) and in connection therewith, the Borrower has requested that the Agent and the Requisite Lenders enter into a Second Amendment to Term Loan Agreement dated as of the date hereof (the “Second Amendment”) amending certain provisions of the 2011 Term Loan Agreement as more particularly stated therein;

WHEREAS, it is a condition precedent to the effectiveness of the Second Amendment that the Guarantor executes and delivers this Acknowledgement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Reaffirmation. The Guarantor hereby reaffirms its continuing obligations to the Agent and the Lenders under the Guaranty and agrees that the transactions contemplated by the Second Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the Guarantor thereunder.

Section 2. Governing Law. THIS ACKNOWLEDGEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 3. Counterparts. This Acknowledgement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, the Guarantor has duly executed and delivered this Guarantor Acknowledgement as of the date and year first written above.

COLONIAL PROPERTIES TRUST, an Alabama trust

By: _________________________________
Name: _______________________________
Title: _______________________________